================================================================================

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2001

OGLEBAY NORTON COMPANY
(Exact Name of Registrant as Specified in Charter)

Ohio	*	34-1888342
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1100 Superior Avenue - 21st Floor, Cleveland, Ohio		44114-2598
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (216) 861-3300

================================================================================

* A Commission file number will be issued in connection with this filing. The Commission file number of the Registrant's predecessor is 000-25651.

ITEM 5. OTHER EVENTS

        On April 30, 2001, Oglebay Norton Company, a Delaware corporation ("Oglebay Delaware"), was reincorporated in the State of Ohio. The reincorporation was effectuated pursuant to an Agreement and Plan of Merger, dated as of January 8, 2001, between Oglebay Delaware and ON Minerals Company, Inc., an Ohio corporation ("ON Minerals"), pursuant to which Oglebay Delaware was merged with and into ON Minerals with ON Minerals being the surviving corporation. As part of the merger, ON Minerals' name was changed to Oglebay Norton Company (the Registrant). Prior to the merger, ON Minerals was a wholly-owned subsidiary of Oglebay Delaware. Pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934, as amended, the Registrant is the successor registrant of Oglebay Delaware.

        As a result of the reincorporation, stockholders of Oglebay Delaware became shareholders of the Registrant, receiving one common share of the Registrant in exchange for each share of common stock of Oglebay Delaware held at the effective time of the merger. No additional capital stock of the Registrant was issued as part of the reincorporation. The conversion of shares of common stock of Oglebay Delaware in connection with the reincorporation occurred without an exchange of share certificates. The common shares of the Registrant are listed on the Nasdaq National Market under the symbol "OGLE," the same symbol used by Oglebay Delaware prior to the reincorporation.

        The Amended and Restated Articles of Incorporation and the Regulations of the Registrant are substantially the same as the Certificate of Incorporation and By-laws of Oglebay Delaware, except that the Board of Directors was declassified so that each director will stand for re-election on an annual basis, the capital structure was modified and other minor changes were made to comply with Ohio law. The directors and officers of Oglebay Delaware became the directors and officers of the Registrant at the effective time of the merger pursuant to the terms of the merger agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

2*

Agreement and Plan of Merger, dated January 8, 2001, between Oglebay Norton Company, a Delaware corporation, and ON Minerals Company, Inc., an Ohio corporation (included as Exhibit A in the Proxy Statement/Prospectus included as part of the Registration Statement on Form S-4 filed by the Registrant on January 11, 2001, as amended, and incorporated herein by reference.)

4.1*

Amended and Restated Articles of Incorporation of Registrant (included as Exhibit B in the Proxy Statement/Prospectus included as part of the Registration Statement on Form S-4 filed by the Registrant on January 11, 2001, as amended, and incorporated herein by reference.)

	4.2*	Regulations of Registrant (included as Exhibit C in the Proxy Statement/Prospectus included as part of the Registration Statement on Form S-4 filed by the Registrant on January 11, 2001, as amended, and incorporated herein by reference.)

	99	Press release.

* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLEBAY NORTON COMPANY

Date: May 1, 2001	By:	/s/ David H. Kelsey
David H. Kelsey, Vice President and Chief Financial Officer